Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of FBL Financial Group, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, James W. Noyce, Chief Executive Officer of the Company, and I, James P. Brannen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 20, 2008

By	/s/ James W. Noyce James W. Noyce Chief Executive Officer (Principal Executive Officer)

By	/s/ James P. Brannen

James P. Brannen Chief Financial Officer (Principal Financial and Accounting Officer)